EXHIBIT 99.2


Deutsche Bank
Aktiengesellschaft




Date:                December 29, 2006

To:                  COUNTRYWIDE HOME LOANS, INC. ("Party B")

Attn:                Documentation Unit

Fax No:              818-225-4001

From:                DEUTSCHE BANK AG, NEW YORK BRANCH ("Party A")

Our Reference:       Global No. N542352N

Swap Transaction Confirmation - This confirmation supersedes and replaces all prior communication between the parties hereto with respect to the transaction described below.

The purpose of this letter agreement ("Confirmation") is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Deutsche Bank AG, New York Branch ("DBAG") and Countrywide Home Loans, Inc.

This Confirmation supersedes any previous Confirmation or other communication with respect to the Transaction and evidences a complete and binding agreement between you and us as to the terms of the Swap Transaction to which this Confirmation relates. This Confirmation is subject to the terms and conditions of the ISDA Master Agreement dated as of July 18, 1996, between each of DBAG and Counterparty and shall form a part of and be subject to that ISDA Master Agreement (the "Agreement").

The definitions and provisions contained in the 2000 ISDA Definitions (the "2000 Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA") are incorporated into this Confirmation. In the event of any inconsistency between the 2000 Definitions and this Confirmation, this Confirmation will govern for the purposes of the Transaction. References herein to a "Transaction" shall be deemed to be references to a "Swap Transaction" for the purposes of the 2000 Definitions. Capitalized terms used in this Confirmation and not defined in this Confirmation or the 2000 Definitions shall have the respective meaning assigned in the Agreement. Capitalized terms used in this Confirmation and not defined in the Agreement, this Confirmation or the 2000 Definitions shall have the respective meaning assigned in the Pooling and Servicing Agreement for CWABS, Inc. Asset-Backed Certificates Trust 2006-24, dated as of December 1, 2006 among CWABS, Inc. as depositor, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans, Inc. as a seller, Countrywide Home Loans Servicing LP, as master servicer, The Bank of New York, as trustee, and The Bank of New York Trust Company, N.A., as co-trustee (the "Pooling and Servicing Agreement"). Each party hereto agrees to make payment to the other party hereto in accordance with the provisions of this Confirmation and of the Agreement.

1. The terms of the particular Swap Transaction to which this Confirmation relates are as follows:


   General Terms

        Trade Date:                December 6, 2006

        Effective Date:            December 29, 2006

        Termination Date:          December 25, 2012

                                   For purposes of the final Calculation
                                   Period on the Floating Amounts, Termination
                                   Date will be subject to adjustment in
                                   accordance with the Following Business Day
                                   Convention, and for purposes of the final
                                   Calculation Period on the Fixed Amounts,
                                   Termination Date will be subject to No
                                   Adjustment.

        Notional Amount:           With respect to each Calculation Period, the
                                   lesser of (i) the Notional Amount as set forth in Appendix A attached hereto and
                                   (ii) the aggregate Principal Balance of the Reference Assets on or about the 15th calendar day of each month, commencing in the month of January 2007.

        Referenced Assets:         CWABS, Inc. Asset-Backed Certificates,
                                   Series 2006-24, Class 1-A (Cusip:
                                   23243HAA9), Class 2-A-1 (Cusip: 23243HAB7),
                                   Class 2-A-2 (Cusip: 23243HAC5), Class 2-A-3
                                   (Cusip: 23243HAD3), Class 2-A-4 (Cusip:
                                   23243HAE1), Class M-1 (Cusip: 23243HAF8),
                                   Class M-2 (Cusip: 23243HAG6), Class M-3
                                   (Cusip: 23243HAH4), Class M-4 (Cusip:
                                   23243HAJ0), Class M-5 (Cusip: 23243HAK7),
                                   Class M-6 (Cusip: 23243HAL5), Class M-7
                                   (Cusip: 23243HAM3), Class M-8 (Cusip:
                                   23243HAN1), Class M-9 (Cusip: 23243HAP6),
                                   Class B (Cusip: 23243HAQ4).

        Principal Balance:         As reported on Bloomberg Financial Services,
                                   Inc. ("Bloomberg"): by entering the Cusip,
                                   (Mtge), type "pdi4", (Go). If Bloomberg fails to publish the aggregate Principal
                                   Balance of the Referenced Assets or the
                                   parties fail to agree on the aggregate
                                   Principal Balance of the Referenced Assets for any Calculation Period, the aggregate
                                   Principal Balance of the Referenced Assets shall be determined by the Calculation
                                   Agent pursuant to the Pooling and Servicing
                                   Agreement.

        Business Days:             New York


   Floating Amounts

        Floating Amount Payer:     Party A

        Floating Amount Payer      The 25th calendar day of each month, from
        Period End Dates:          and including January 25, 2007 to and
                                   including the Termination Date, subject to adjustment in accordance with the Following
                                   Business Day Convention.

        Floating Amount Payer      One (1) Business Day prior to each Floating
        Payment Dates:             Amount Payer Period End Date.

        Floating Rate Option:      USD-LIBOR-BBA

        Designated Maturity:       1 month

        Spread:                    Inapplicable

        Floating Rate Day Count    Actual/360
        Fraction:

        Reset Dates:               The first day of each Calculation Period

   Fixed Amounts

        Fixed Amount Payer:        Party B

        Fixed Amount Payer         The 25th calendar day of each month, from and
        Period End Dates:          including January 25, 2007 to and including
                                   the Termination Date, with No Adjustment of Period End Dates.

        Fixed Amount Payer         The 25th calendar day of each month, from
        Payment Dates:             and including January 25, 2007 to and
                                   including the Termination Date, subject to adjustment in accordance with the Following
                                   Business Day Convention.

        Fixed Rate:                5.00% per annum

        Fixed Rate Day             30/360
        Count Fraction:

        Additional Payment:        Party A shall pay Party B the sum of
                                   USD 2,600,000 on the Effective Date
                                   subject to adjustment in accordance with the Following Business Day Convention.

   Other Provisions

        Netting: With respect to each Calculation Period, if a Net Payment Amount for such Calculation Period is owed by Party A, then such Net Payment Amount shall be paid by Party A to Party B on the Floating Amount Payer Payment Date, and if a Net Payment Amount for such Calculation Period is owed by Party B, then such Net Payment Amount shall be paid by Party B to Party A on the Fixed Amount Payer Payment Date.


                                   Where,

                                   Net Payment Amount shall mean, for a
                                   Calculation Period, the excess of the
                                   larger aggregate amount payable and
                                   currently owed by one party over the
                                   smaller aggregate amount payable and
                                   currently owed by the other party.

   Procedural Terms

        Account Details:

            Account Details of     Deutsche Bank Trust Company Americas,
            Party A:               New York
                                   Acct# 01 473 969
                                   Swift Code: BKTRUS33
                                   Favour of:  Deutsche Bank AG, New York

            Account Details of
            Party B:               As per Party B's standard settlement
                                   instructions.

        Assignment:                DBAG will not unreasonably withhold or
                                   delay its consent to an assignment of this Transaction to any other third party.

This agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Please confirm that the foregoing correctly sets forth the terms of our agreement by having an authorized officer sign this Confirmation and return it via facsimile to:
Attention: Derivative Documentation
Telephone: 44 20 7547 4755
Facsimile: 44 20 7545 9761
E-mail: derivative.documentation@db.com

This message will be the only form of Confirmation dispatched by us. If you wish to exchange hard copy forms of this Confirmation, please contact us.


------------------------------------------------------- -----------------------------------------------------
For and on behalf of                                    For and on behalf of
DEUTSCHE BANK AG, NEW YORK                              COUNTRYWIDE HOME LOANS, INC.
BRANCH
------------------------------------------------------- -----------------------------------------------------


/s/  John Farrell                                       /s/  Michael J. Smith
------------------------------------------------------  ----------------------------------------------------
Name:   John Farrell                                    Name:  Michael J. Smith
Title:  Vice President                                  Title: Managing Director at Portfolio Management
Date:   December 29, 2006                               Date:  December 29, 2006

------------------------------------------------------- -----------------------------------------------------
/s/  Matthew Hoff
------------------------------------------------------
Name:   Matthew Hoff
Title:  Assistant Vice President
Date:   December 29, 2006
------------------------------------------------------- -----------------------------------------------------


                                  Appendix A

Calculation Periods up to but excluding the          Notional Amount (in USD):
Payment Date scheduled to occur:

   January 25, 2007                                  1,309,968,849
   February 25, 2007                                 1,298,617,766
   March 25, 2007                                    1,285,763,584
   April 25, 2007                                    1,271,420,024
   May 25, 2007                                      1,255,606,461
   June 25, 2007                                     1,238,347,950
   July 25, 2007                                     1,219,669,969
   August 25, 2007                                   1,200,092,785
   September 25, 2007                                1,179,182,298
   October 25, 2007                                  1,156,986,101
   November 25, 2007                                 1,133,728,682
   December 25, 2007                                 1,109,845,208
   January 25, 2008                                    976,237,052
   February 25, 2008                                   952,844,788
   March 25, 2008                                      928,549,941
   April 25, 2008                                      903,422,900
   May 25, 2008                                        877,537,524
   June 25, 2008                                       850,970,791
   July 25, 2008                                       823,804,455
   August 25, 2008                                     797,573,294
   September 25, 2008                                  772,256,135
   October 25, 2008                                    747,823,128
   November 25, 2008                                   724,245,426
   December 25, 2008                                   701,495,149
   January 25, 2009                                    553,957,641
   February 25, 2009                                   525,582,237
   March 25, 2009                                      498,874,115
   April 25, 2009                                      473,736,086
   May 25, 2009                                        450,076,843
   June 25, 2009                                       427,810,597
   July 25, 2009                                       414,016,800

                                  Appendix A

Calculation Periods up to but excluding the          Notional Amount (in USD):
Payment Date scheduled to occur:

   August 25, 2009                                     400,744,985
   September 25, 2009                                  387,977,867
   October 25, 2009                                    375,698,769
   November 25, 2009                                   363,891,586
   December 25, 2009                                   352,540,774
   January 25, 2010                                    144,512,987
   February 25, 2010                                   141,766,497
   March 25, 2010                                      139,598,705
   April 25, 2010                                      137,519,967
   May 25, 2010                                        135,109,977
   June 25, 2010                                       132,804,541
   July 25, 2010                                       130,487,500
   August 25, 2010                                     128,262,892
   September 25, 2010                                  126,027,350
   October 25, 2010                                    123,874,040
   November 25, 2010                                   121,894,039
   December 25, 2010                                   119,821,700
   January 25, 2011                                    117,944,473
   February 25, 2011                                   115,940,856
   March 25, 2011                                      114,327,569
   April 25, 2011                                      112,754,772
   May 25, 2011                                        110,907,045
   June 25, 2011                                       109,153,279
   July 25, 2011                                       107,419,049
   August 25, 2011                                     105,780,953
   September 25, 2011                                  104,151,695
   October 25, 2011                                    102,616,542
   November 25, 2011                                   101,112,318
   December 25, 2011                                    98,798,505
   January 25, 2012                                     96,718,995
   February 25, 2012                                    94,671,144
   March 25, 2012                                       93,150,567

                                  Appendix A

Calculation Periods up to but excluding the          Notional Amount (in USD):
Payment Date scheduled to occur:

   April 25, 2012                                       91,786,920
   May 25, 2012                                         90,049,844
   June 25, 2012                                        88,437,088
   July 25, 2012                                        86,917,509
   August 25, 2012                                      85,473,197
   September 25, 2012                                   84,019,444
   October 25, 2012                                     82,620,385
   November 25, 2012                                    81,334,124
   December 25, 2012                                    79,976,333



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